                                                                                                                                                                                                                                        Exhibit 10.1
                                                                                                                                                                                                            CONFIDENTIAL TREATMENT

Supplemental Agreement No. 53

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of April 26, 2007, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

        WHEREAS, Buyer has agreed to exercise one (1) August 2008 Option Aircraft as Block T-W-2 Aircraft and;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.           The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2.           Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810                                                                               SA-53-1
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3.           Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.

4.           All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of three hundred seventy-five (375) Model 737-7H4 Aircraft, one hundred eleven (111) Model 737-7H4 Option Aircraft and fifty-four (54) Model 737-7H4 Purchase Right Aircraft, to the extent such reference is not specifically addressed herein.

5.           The Advance Payment due upon signing assuming execution of this Supplemental Agreement on or before April  30, 2007 is:

***for one (1) August 2008 Block T-W-2 Aircraft bearing serial number

Buyer will pay the *** directly to Boeing on or before April 30, 2007.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Nobuko Wiles	By: /s/ Scott Topping

Its: Attorney-In-Fact	Its: VP Treasurer

P.A. No. 1810                                                                               SA-53-2
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TABLE OF CONTENTS

		Page	SA
		Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-47

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA-1

8.	Federal Aviation Requirements and Certificates and Export
	License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of
Liabilities; Customer Support; Indemnification and
	Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810                                                                                i                           SA-53
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TABLE OF CONTENTS CON'T

SA
Number

TABLE

1.	Aircraft Information Table	SA-53

2.	Option Aircraft Information Table	SA-53

EXHIBITS

A	Aircraft Configuration	SA-47

B	Product Assurance Document	SA-1

C	Customer Support Document

D	Price Adjustments Due to
Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment
Provisions Document

F	Defined Terms Document

LETTERAGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

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TABLE OF CONTENTS CON'T

SA
Number
RESTRICTEDLETTERAGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R20	***	SA-47

6-1162-RLL-934R3	Disclosure of Confidential Information	SA-14

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	Airframe Maintenance Material Cost Protection Program

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program	SA-1
Field Test

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810                                                                                                                                           iii                                                                                                                                       SA-53
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TABLE OF CONTENTS CON'T

SA
Number
RESTRICTEDLETTERAGREEMENTS

6-1162-RLL-2036	Amortization of Costs for
	Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

6-1162-JMG-669R7	***	SA-47
SA-51

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35

6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39

6-1162-NIW-1142	***	SA-43

P.A. No. 1810                                                                                                                                           iv                                                                                                                                      SA-53
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TABLE OF CONTENTS CON'T
6-1162-NIW-1369	***	SA-46

P.A. No. 1810                                                                                                                                            v                                                                                                                                      SA-53
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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

	Base Aircraft Price	Special Features	Aircraft Basic Price	Base Year Dollars
Block A, B, C, D & E Aircraft	***	***	***	July 1992
Block F & G Aircraft	***	***	***	July 1992
Block H Aircraft	***	***	***	July 1992
Block I Aircraft	***	***	***	July 1992
Block J Aircraft	***	***	***	July 1992
Block K Aircraft	***	***	***	July 1992
Block K-W Aircraft	***	***	***	July 1992
Block L Aircraft	***	***	***	July 1992
Block T Aircraft	***	***	***	July 1999
Block T-W Aircraft	***	***	***	July 1999
Block T-W-1 / T-W-1a Aircraft	***	***	***	July 1999
Block T-W-2 / T-W-2a Aircraft	***	***	***	July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 -- (T-W-1a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which becomes Firm Aircraft after signing of SA-47 and
Firm Aircaft contracted to deliver in July 2008 and on at the signing of SA47 --
(T-W-2a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)

SWA                                                                                                                                                     Page 1                                                                                                                                   SA-53

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Dec-2000	2	E	***
Jan-2001	1	E	***
Feb-2001	1	E	***
Mar-2001	2	E	***
Jun-2001	3	E	***
Sep-2001	3	E	***
Oct-1998	1	F	***
Nov-1998	2	F	***
Dec-1998	2	F	***
Mar-1999	2	G	***
Jun-1999	2	H	***
Jul-1999	1	H	***
Aug-1999	1	H	***
Sep-1999	2	H	***
Oct-1999	1	H	***
Mar-2000	1	H	***
Apr-2000	2	H	***
Sep-2000	1	H	***
Oct-2000	2	H	***
Mar-2001	2	H	***
Apr-2001	1	H	***
Oct-2001	3	H	***
Nov-2001	2	I	***
Dec-2001	1	I	***
Jan-2002	1	I	***
Mar-2002	4	I	***
Apr-2002	2	I	***
Dec-2002	2	I	***
May-2003	1	I	***
Jun-2003	2	I	***
Jul-2003	1	I	***
Aug-2003	1	I	***
Sep-2003	3	I	***
Nov-2002	1	J	***
Dec-2002	1	J	***
Nov-2003	2	J	***
Dec-2003	2	J	***
Mar-2004	1	J	***
Mar-2004	1	K	***
Apr-2004	3	K	***
May-2004	1	K	***
Jun-2004	2	K	***
Jul-2004	2	K	***

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Sep-2004	1	K-W	***
Oct-2004	4	K-W	***
Oct-1999	1	L	***
Nov-1999	2	L	***
Dec-1999	1	L	***
Jun-2000	3	L	***
Jul-2000	3	L	***
Sep-2000	1	L	***
Oct-2000	1	L	***
Nov-2000	4	L	***
Dec-2000	1	L	***
Jan-2001	1	L	***
Feb-2001	1	L	***
Jul-2001	1	L	***
Sep-2001	1	L	***
Oct-2001	1	L	***
Mar-2003	2	L	***
Jul-2003	1	L	***
Aug-2003	2	L	***
Nov-2001	1	T	***
Feb-2002	1	T	***
Jan-2004	2	T	***
Feb-2004	1	T	***
Apr-2004	3	T	***
May-2004	1	T	***
Jun-2004	6	T	***
Jul-2004	2	T	***
Aug-2004	6	T-W	***
Sep-2004	4	T-W	***
Oct-2004	0	T-W	***
Nov-2004	3	T-W	***
Dec-2004	3	T-W	***
Jan-2005	5	T-W	***
Feb-2005	3	T-W	***
Mar-2005	4	T-W	***
Apr-2005	4	T-W	***
May-2005	2	T-W	***
Jun-2005	4	T-W	***
Jul-2005	2	T-W	***
Aug-2005	2	T-W	***
Sep-2005	3	T-W	***
Oct-2005	2	T-W	***
Nov-2005	2	T-W	***
Dec-2005	1	T-W	***
Jan-2006	1	T-W	***
Feb-2006	4	T-W	***
Mar-2006	3	T-W	***

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Apr-2006	2	T-W	***
May-2006	5	T-W-1	***
Jun-2006	5	T-W-1	***
Jul-2006	3	T-W-1	***
Aug-2006	3	T-W-1	***
Sep-2006	3	T-W-1	***
Oct-2006	1	T-W-1	***
Nov-2006	2	T-W-1	***
Dec-2006	2	T-W-1	***
Jan-2007	2	T-W-1	***
Feb-2007	3	T-W-1	***
Mar-2007	2	T-W-1	***
Apr-2007	3	T-W-1	***
May-2007	3	T-W-1	***
Jun-2007	2	T-W-1	***
Jun-2007	1	T-W-1a	***	36528
Jul-2007	2	T-W-1	***
Jul-2007	1	T-W-1a	***	36610
Aug-2007	2	T-W-1	***
Aug-2007	3	T-W-1a	***	36611, 36632 & 36633
Sep-2007	2	T-W-1	***
Sep-2007	1	T-W-1a	***	36612
Oct-2007	2	T-W-1	***
Oct-2007	1	T-W-1a	***	36613
Nov-2007	2	T-W-1	***
Nov-2007	1	T-W-1a	***	36614
Dec-2007	2	T-W-1	***
Dec-2007	1	T-W-1a	***	36615
Jan-2008	1	T-W-1	***
Jan-2008	2	T-W-1a	***	36616 & 36617
Jan-2008	1	T-W-2	***	36887
Feb-2008	1	T-W-1	***
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620
Mar-2008	1	T-W-1	***
Mar-2008	2	T-W-1a	***	36621 & 36622
Mar-2008	1	T-W-2	***	36888
Apr-2008	1	T-W-1	***
Apr-2008	2	T-W-1a	***	36623 & 36624
May-2008	1	T-W-1	***
May-2008	2	T-W-1a	***	36625 & 36626
Jun-2008	1	T-W-1	***
Jun-2008	2	T-W-1a	***	36627 & 36628
Jul-2008	2	T-W-2a	***
Jul-2008	2	T-W-2	***	36889 & 36890
Aug-2008	1	T-W-2a	***
Aug-2008	1	T-W-2	***	36891
Sep-2008	1	T-W-2a	***

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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Oct-2008	2	T-W-2a	***
Nov-2008	2	T-W-2a	***
Dec-2008	1	T-W-2a	***
Jan-2009	1	T-W-2a	***
Feb-2009	2	T-W-2a	***
Mar-2009	2	T-W-2a	***
Apr-2009	2	T-W-2a	***
May-2009	2	T-W-2a	***
Jun-2009	2	T-W-2a	***
Jul-2009	2	T-W-2a	***
Aug-2009	1	T-W-2a	***
Sep-2009	1	T-W-2a	***
Oct-2009	1	T-W-2a	***
Nov-2009	1	T-W-2a	***
Dec-2009	1	T-W-2a	***
Jan-2010	1	T-W-2a	***
Feb-2010	1	T-W-2a	***
Mar-2010	1	T-W-2a	***
Apr-2010	1	T-W-2a	***
May-2010	1	T-W-2a	***
Jun-2010	1	T-W-2a	***
Jul-2010	1	T-W-2a	***
Aug-2010	1	T-W-2a	***
Sep-2010	1	T-W-2a	***
Oct-2010	1	T-W-2a	***
Jan-2011	1	T-W-2a	***
Feb-2011	1	T-W-2a	***
Mar-2011	1	T-W-2a	***
Apr-2011	1	T-W-2a	***
May-2011	1	T-W-2a	***
Jun-2011	1	T-W-2a	***
Jul-2011	1	T-W-2a	***
Aug-2011	1	T-W-2a	***
Sep-2011	1	T-W-2a	***
Oct-2011	1	T-W-2a	***
Jan-2012	1	T-W-2a	***
Feb-2012	1	T-W-2a	***
Mar-2012	1	T-W-2a	***
Apr-2012	1	T-W-2a	***
May-2012	1	T-W-2a	***
Jun-2012	1	T-W-2a	***
Jul-2012	1	T-W-2a	***
Aug-2012	1	T-W-2a	***
Sep-2012	1	T-W-2a	***
Oct-2012	1	T-W-2a	***

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Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Price Description of Option Aircraft:
	Base Aircraft Price	Special Features	Aircraft Basic Price	Base Year Dollars
Block U Option Aircraft	***	***	***	July 1999
(without Winglets)
Block U-W Option Aircraft	***	***	***	July 1999
(with Winglets)
Block U-W-1 Option Aircraft	***	***	***	July 1999

Delivery of Purchase Right Aircraft:		Quantity	54
Delivery Period of Purchase Right Aircraft:		Complete delivery not later than Dec. 31, 2014
Condition of Offer for Purchase Right Aircraft:		Subject to Available Position

Remaining Option Aircraft:		111

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Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Aircraft	Number of	Option	Adv Payment Base
Delivery	Option	Aircraft	Price Per
Mo. & Yr.	Aircraft	Block	Option Aircraft	Option Exercise
Dec-2008	1	U-W-1	***	August 1, 2007
Jan-2009	3	U-W-1	***	September 3, 2007
Mar-2009	3	U-W-1	***	November 1, 2007
Apr-2009	2	U-W-1	***	December 3, 2007
May-2009	1	U-W-1	***	January 1, 2008
Jun-2009	1	U-W-1	***	February 1, 2008
Jul-2009	2	U-W-1	***	March 3, 2008
Aug-2009	2	U-W-1	***	April 1, 2008
Sep-2009	1	U-W-1	***	May 1, 2008
Oct-2009	1	U-W-1	***	June 2, 2008
Nov-2009	1	U-W-1	***	July 1, 2008
Dec-2009	1	U-W-1	***	August 1, 2008
Jan-2010	3	U-W-1	***	September 1, 2008
Feb-2010	3	U-W-1	***	October 1, 2008
Mar-2010	2	U-W-1	***	November 3, 2008
Apr-2010	3	U-W-1	***	December 1, 2008
May-2010	3	U-W-1	***	January 1, 2009
Jun-2010	3	U-W-1	***	February 2, 2009
Jul-2010	2	U-W-1	***	March 2, 2009
Aug-2010	2	U-W-1	***	April 1, 2009
Sep-2010	2	U-W-1	***	May 1, 2009
Oct-2010	3	U-W-1	***	June 1, 2009
Nov-2010	3	U-W-1	***	July 1, 2009
Dec-2010	3	U-W-1	***	August 3, 2009
Jan-2011	3	U-W-1	***	September 1, 2009
Feb-2011	3	U-W-1	***	October 1, 2009
Mar-2011	2	U-W-1	***	November 2, 2009
Apr-2011	3	U-W-1	***	December 1, 2009
May-2011	3	U-W-1	***	January 1, 2010
Jun-2011	3	U-W-1	***	February 1, 2010
Jul-2011	2	U-W-1	***	March 1, 2010
Aug-2011	2	U-W-1	***	April 1, 2010
Sep-2011	2	U-W-1	***	May 3, 2010
Oct-2011	2	U-W-1	***	June 1, 2010
Nov-2011	3	U-W-1	***	July 1, 2010
Dec-2011	2	U-W-1	***	August 2, 2010
Jan-2012	3	U-W-1	***	September 1, 2010
Feb-2012	3	U-W-1	***	October 1, 2010
Mar-2012	2	U-W-1	***	November 1, 2010
Apr-2012	3	U-W-1	***	December 1, 2010
May-2012	3	U-W-1	***	January 3, 2011
Jun-2012	3	U-W-1	***	February 1, 2011
Jul-2012	2	U-W-1	***	March 1, 2011
Aug-2012	2	U-W-1	***	April 1, 2011
Sep-2012	2	U-W-1	***	May 2, 2011
Oct-2012	2	U-W-1	***	June 1, 2011
Nov-2012	3	U-W-1	***	July 1, 2011
Dec-2012	2	U-W-1	***	August 1, 2011